Peadar Mac Canna	Citigroup
Director	1 North Wall Quay
Trade Business Management	Dublin 1, Ireland
Tel +353 (1) 622 4567
Fax +353 (1) 622 2741
peadar.maccanna@citi.com

Allied World Assurance Company, Ltd (“Allied World”)
27 Richmond Road
Pembroke HM08
Bermuda
Attention: Joan H. Dillard

The Bank of New York Mellon (“BNY Mellon”)
One Mellon Center
Pittsburgh
PA 15258
USA
Attention: Erin Potter

Date: 30 December 2008

Dear Sirs

Reference is hereby made to (i) the Pledge Agreement by and among (1) Allied World and (2) Citibank Europe Plc dated 28 February 2007 (the “Pledge Agreement”) and (ii) the Account Control Agreement by and among (1) Allied World (2) BNY Mellon and (3) Citibank Europe Plc dated 5 March 2007 (the “Account Control Agreement”).

With reference to the Pledge Agreement, Schedule 1 to the Pledge Agreement shall be deleted in its entirety and replaced by the Annex to this Letter.

With reference to the Account Control Agreement, Exhibit A to the Account Control Agreement shall be deleted in its entirety and replaced by the Annex to this Letter.

Save as expressly provided in this Letter, the provisions of the Pledge Agreement and the Account Control Agreement shall remain in full force and effect. Each party represents and warrants to the other parties hereto that this Letter constitutes its legally binding obligation, enforceable in accordance with its terms. This Letter shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

Please countersign and return this letter, which may be in any number of counterparts (including facsimile counterparts) and which shall be effective as of the date hereof.

Yours faithfully,

FOR CITIBANK EUROPE PLC

By: /s/ Mary O’Neill
Name: Mary O’Neill
Title: Vice President

We hereby confirm our agreement to the above.

ALLIED WORLD ASSURANCE COMPANY, LTD
By: /s/ Joan H. Dillard	By: /s/ Marchelle Lewis

Name: Joan H. Dillard Title: Chief Financial Officer	Name: Marchelle Lewis Title: V.P. & Treasurer

We hereby confirm our agreement to the above.

THE BANK OF NEW YORK MELLON

By: /s/ Donna F. Moses
Name: Donna F. Moses
Title: First Vice President

ANNEX

AMENDED SCHEDULE 1 to the PLEDGE AGREEMENT
AMENDED EXHIBIT A to the ACCOUNT CONTROL AGREEMENT

Securities or Other Assets acceptable as Financial Assets

Bank’s Requirements
Description of component part of Charged Portfolio	Issuer	Rating

Government Securities	US Government or the central government of an OECD (Organisation for Economic Co-operation and Development) country	AA or AA equivalent or better

(1) Negotiable debt obligations and/or (2) mortgage-backed securities issued by the following:
US Government Agency Securities	The Federal Home Loan
Mortgage Corporation or
any successor thereto;
The Federal National
Mortgage Association or
any successor thereto;
The Government National
Mortgage Association or
any successor thereto;
The Federal Farm Credit
Banks Funding
Corporation or any
successor thereto;
and/or
The Federal Home Loan
Banks or any successor
thereto;
BUT excluding interest
only or principal only
stripped securities,
securities representing
residual interests in
mortgage pools, or
securities that are not
listed on a national
securities exchange or
regularly quoted in a
national quotation
	service).	AA or AA equivalent or better

Eligible
Institutions
whose debt
obligations are fully
and explicitly
guaranteed as to the
timely payment of
principal and interest
by the full faith and
credit of the US or an
OECD Government.
PROVIDED THAT:
Guaranteed Securities	Each Guaranteed Security will only be treated as acceptable by the Bank for inclusion if it is considered eligible in the Bank’s sole judgment.	AA or AA equivalent or better